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                                                                                     EXHIBIT 21
TEXAS UTILITIES COMPANY
(as of March 15, 1999)
                                                                                  State or Country
                                                                                  of Incorporation
TEXAS UTILITIES COMPANY                                                                Texas
    TXU Capital I                                                                       Delaware
    Texas Utilities Electric Company                                                    Texas
        TU Electric Capital I                                                        Delaware
        TU Electric Capital II                                                       Delaware
        TU Electric Capital III                                                      Delaware
        TU Electric Capital IV                                                       Delaware
        TU Electric Capital V                                                        Delaware
    Texas Energy Industries, Inc.                                                       Texas
        Southwestern Electric Service Company                                           Texas
        Texas Utilities Fuel Company                                                    Texas
        Texas Utilities Mining Company                                                  Texas
        Lufkin-Conroe Communications Co.                                                Texas
            Lufkin-Conroe Communications Services Co.                                   Texas
            LCT Long Distance, Inc.                                                     Texas
            Lufkin-Conroe Telephone Exchange, Inc.                                      Texas
            Lufkin-Conroe Telecommunications Corp.                                      Texas
                East Texas Fiber Line Incorporated (1)                                  Texas
        Texas Utilities Integrated Solutions Inc.                                       Texas
            Texas Utilities Chilled Water Solutions Inc.                                Texas
            Texas Utilities SEM, Inc.(2)                                                Texas
        Texas Utilities Services Inc.                                                   Texas
        Texas Utilities Properties Inc.                                                 Texas
        Texas Utilities Communications Inc.                                          Delaware
            Communications License Holdings I, Inc.                                     Texas
        Basic Resources Inc.                                                            Texas
        Chaco Energy Company                                                        New Mexico
        Enserch Development Corporation                                                 Texas
            EDC Catskill Cogeneration, Inc.                                          Delaware
            EDC Four Inc. (3)                                                        Delaware
            EDC Northwest Cogeneration, Inc.                                         Delaware
            EDC Palakkad Power Ltd.                                               Cayman Islands
                Enserch Power One Private Limited (4)                                Mauritius
                Enserch Power Two Private Limited (4)                                Mauritius
            EDC Power Marketing, Inc.                                                   Texas
            EDC Shaoxing Power Ltd.                                               Cayman Islands
                Zhejiang Yong-Ke Thermal Power Corporation, Ltd. (5)                    China
            EIL India, L.L.C. (6)                                                       Texas
            Ensat Cogeneration Company                                                  Texas
            Ensat Northwest Cogeneration Company (7)                                    Texas
                Electron Fees, Inc.                                                     Texas
            Enserch Development Corporation Hamakua, Inc.                               Texas
            Enserch Development Corporation Hawaii, Inc.                                Texas
            Enserch International Ltd.                                            Cayman Islands
        National Pipeline Company                                                       Texas

                                        1
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            Enserch de Mexico S.A. de C.V. (8)                                          Mexico
                Enserch de Monterrey S. A. de C. V. (9)                                 Mexico
        Enserch International Services, Inc.                                            Texas

                                        2
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    ENSERCH Corporation                                                                 Texas
        Lone Star Gas Company (an unincorporated division)
        Lone Star Pipeline Company (an unincorporated division)
        Enserch Processing, Inc.                                                     Delaware
        Enserch Energy Services, Inc.                                                   Texas
            Enserch Energy Services (Canada), Inc.                                      Texas
            Enserch Energy Services (New York), Inc.                                 Delaware
            Enserch Energy Services Risk Management Company                             Texas
            Enserch Energy Services Trading Company                                     Texas
            Enserch Gas Marketing Company                                               Texas
        ALEASCO, Inc.                                                                   Alaska
        ENS Claims Management, Inc.                                                  Delaware
        ENS Holdings I, Inc.                                                            Texas
        ENS Holdings II, Inc.                                                           Texas
        ENS Insurance Company                                                        Vermont
        ENSERCH E&C Holdings, Inc.                                                   Nevada
            ENS Equipment Corporation                                                Delaware
            ENSERCH E&C, Inc.                                                        Nevada
            ESICORP Constructors International Inc.                                  Delaware
                ENS U. K. Limited (10)                                            United Kingdom
                    ENS Limited (10)                                              United Kingdom
                    Process Engineering International Ltd. (10)                   United Kingdom
            ESICORP Industries Inc. (Delaware)                                       Delaware
                Ebasco Cayman Limited                                             Cayman Islands
                    Ebasco Services Singapore Pte. Ltd.                              Singapore
                Ebasco Energy A. G.                                                  Switzerland
            Ebasco Services of Canada Limited                                           Canada
            Engineering International Liquidating Company, Inc.                      California
        Ensat Pipeline Company                                                          Texas
        ENSERCH Capital I                                                            Delaware
        Enserch Finance II, Inc.                                                        Texas
        Enserch Finance N.V.                                                      Netherlands Antilles
        Enserch Gas Transmission Company                                                Texas
        Enserch House, Inc.                                                             Texas
        Enserch International Investments Limited                                    Delaware
            Humphreys and Glasgow Limited                                         United Kingdom
        Enserch Receivables, Inc.                                                    Delaware
        Enserch Shirley, Inc.                                                        Delaware
        Fleet Star of Texas, L.C. (11)                                                  Texas
        LS Energy, Inc.                                                                 Texas
        Lone Star Dallas Energy Center, Inc.                                            Texas
        Lone Star Energy Services, Inc.                                                 Texas
        Lone Star Gas Company of Texas, Inc.                                            Texas
        TRANSTAR Technologies L.C.                                                      Texas

                                        3
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     TU United Kingdom Holdings, Inc.                                                 Delaware
        Lone Star Gas International, Inc.                                               Texas
            Lone Star Gas Chile S.A. de C.V.                                      Republic of Chile
            Servicio de Energia de Mexico, S.A. de C.V. (12)                            Mexico
                Comercializadora Metrogas, S.A. de C.V. (13)                            Mexico
                Administradora de Servicios de Energia de Mexico, S.A. de C.V.          Mexico
        TU International Holdings Ltd.      (14)                                     United Kingdom
            TXU Eastern Holdings Limited                                          United Kingdom
                TU Finance (No. 2) Limited (15)                                   United Kingdom
                    TU Acquisitions Limited                                       United Kingdom
                        The Energy Group Limited                                     United Kingdom
                            Eastern Group plc                                     United Kingdom
                                Aspclear Limited                                  United Kingdom
                                British Power International (Mexico) SA de CV           Mexico
                                British Power International Limited               United Kingdom
                                Capital Electricity Limited                       United Kingdom
                                Capital Power Limited                             United Kingdom
                                Compass Energy BV (16)                            The Netherlands
                                Dowlais Power Limited                             United Kingdom
                                Eastern (Kobbelv) Limited                         United Kingdom
                                Eastern (Svartisen) Limited                       United Kingdom
                                Eastern Corporate Insurance Limited                  Isle of Man
                                Eastern Data Collection Services Limited          United Kingdom
                                Eastern Distribution Services Limited             United Kingdom
                                Eastern Electrical Contracting Limited            United Kingdom
                                Eastern Electricity Contracting Limited           United Kingdom
                                Eastern Electricity Energy Traders Limited        United Kingdom
                                Eastern Electricity Retail Limited                United Kingdom
                                Eastern Electricity plc                           United Kingdom
                                Eastern Energy Brokers Limited                    United Kingdom
                                Eastern Energy Limited                            United Kingdom
                                Eastern Energy Management Limited                 United Kingdom
                                Eastern Energy Services Limited                   United Kingdom
                                Eastern Energy Sp. z o.o.                               Poland
                                Eastern Energy Trading Limited                    United Kingdom
                                Eastern Generation Limited                        United Kingdom
                                    Anglian Power Generators Limited              United Kingdom
                                    BG Cogen Limited                              United Kingdom
                                    Citigen (London) Limited                      United Kingdom
                                    Drakmarn Staff Limited                        United Kingdom
                                    Eastern Gas Generation Maintenance Limited United Kingdom
                                    Eastern Generation Research Limited           United Kingdom
                                    Eastern Generation Services Limited           United Kingdom
                                    Eastern Merchant Generation Limited           United Kingdom
                                    Eastern Merchant Properties Limited           United Kingdom
                                    Eastern Renewable Generation Limited          United Kingdom
                                    Nedalo (UK) Limited (17)                      United Kingdom
                                    Peterborough Power Limited                    United Kingdom

                                        4
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                                   Shotton Combined Heat and Power Limited        United Kingdom
                            Eastern Generation Poland Sp. z o.o.                        Poland
                            Eastern Group Finance Limited                         United Kingdom
                            Eastern Group Insurance Services Limited                 Isle of Man
                            Eastern Group Property Limited                        United Kingdom
                            Eastern Group Property Management Limited             United Kingdom
                            Eastern Group Share Scheme Trustees Limited           United Kingdom
                            Eastern IT Services Limited                           United Kingdom
                            Eastern Leasing (1) Limited                           United Kingdom
                            Eastern Leasing (2) Limited                           United Kingdom
                            Eastern Leasing (3) Limited                           United Kingdom
                            Eastern Leasing (4) Limited                           United Kingdom
                            Eastern Leasing (5) Limited                           United Kingdom
                            Eastern Limited                                       United Kingdom
                            Eastern Marketing Company Limited                     United Kingdom
                            Eastern Metering Services Limited                     United Kingdom
                            Eastern Metering and Data Collection Limited          United Kingdom
                            Eastern Natural Gas Limited                           United Kingdom
                                E Gas Limited                                     United Kingdom
                                    Eastern Gas Company Limited                   United Kingdom
                                Eastern Natural Gas (Retail) Limited              United Kingdom
                                Eastern Pipelines Limited                         United Kingdom
                            Eastern Network Management Limited                    United Kingdom
                            Eastern Norge Kobbelv A.S.                                  Norway
                            Eastern Norge Svartisen A.S.                                Norway
                            Eastern Overseas Finance Limited                      United Kingdom
                                Eastern Group European Investments Limited        United Kingdom
                                    Teplarny Brno A.S. (18)                       Czech Republic
                            Eastern PFS 1 Limited                                 United Kingdom
                            Eastern PFS 2 Limited                                 United Kingdom
                            Eastern PFS 3 Limited                                 United Kingdom
                            Eastern PFS 4 Limited                                 United Kingdom
                            Eastern PFS 5 Limited                                 United Kingdom
                            Eastern PFS 6 Limited                                 United Kingdom
                            Eastern PFS 7 Limited                                 United Kingdom
                            Eastern PFS 8 Limited                                 United Kingdom
                            Eastern Power Sp. z o.o                                     Poland
                            Eastern Power and Energy Trading Limited              United Kingdom
                                Eastern Natural Gas (Offshore) Limited            United Kingdom
                                Eastern Natural Gas (Trading) Limited             United Kingdom
                                Eastern Power and Energy Trading Poland Sp. zoo.        Poland
                                Eastern Ten Limited                               United Kingdom
                            Eastern Private Network Management Limited            United Kingdom
                            Eastern Systems and Services Limited                  United Kingdom
                            Eastern Thirty Limited                                United Kingdom
                            Eastern Twenty Eight Limited                          United Kingdom
                            Eastern Twenty Five Limited                           United Kingdom
                            Eastern Twenty Four Limited                           United Kingdom
                                        5
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                            Eastern Twenty Nine Limited                           United Kingdom
                            Eastern Twenty Seven Limited                          United Kingdom
                            Eastern Twenty Six Limited                            United Kingdom
                            Energy Optimisation Limited                           United Kingdom
                            F.W. Cook (Mechanical Services) Limited               United Kingdom
                            Gwynedd Power Limited                                 United Kingdom
                            Logicalform Limited                                   United Kingdom
                            Lund Eastern Energi A.B. (19)                               Sweden
                            Offshore Oil and Gas Development Company Limited United Kingdom
                            Optima Gas Limited                                    United Kingdom
                            Optima Power Limited                                  United Kingdom
                            Shield Collection and Recovery Services Limited       United Kingdom
                            Simple Heat Limited                                   United Kingdom
                            Star Security (U.K.) Limited                          United Kingdom
                            Synergia Trading S.A. (20)                                  Spain
                            The Energy Merchant Limited                           United Kingdom
                            Utility Contracting Services Limited                  United Kingdom
                            Utility Electrical Contracting Services Limited       United Kingdom
                            Web Energy Limited                                       Mauritius
                            Web Power Limited                                        Mauritius
                            Zamosc Energy Company Sp. z o.o. (21)                       Poland
                        Energy Holdings (No. 2) Limited                           United Kingdom
                            Anglo-French Exploration Company Limited              United Kingdom
                            CGF Investments Limited                               United Kingdom
                            Consolidated Gold Fields Limited                      United Kingdom
                            Energy Group International Limited (The)              United Kingdom
                            Exploration Ventures Limited                          United Kingdom
                            Exven Limited (22)                                    United Kingdom
                            Global Energy Finance LLC                                Delaware
                            Gold Fields Industrial Holdings Limited               United Kingdom
                            Gold Fields Mining & Industrial Limited               United Kingdom
                                Angbur Investment Trust Limited                   United Kingdom
                                    Rose, Lloyd & Co. Limited (23)                United Kingdom
                                Mining & Industrial Holdings Limited              United Kingdom
                            Gold Fields Resources Limited (24)                     United Kingdom
                            Gold Fields Rhodesian Development Company Limited United Kingdom
                            Minven Minerals Limited (25)                          United Kingdom
                            New Consolidated Gold Fields Limited                  United Kingdom
                            Peabody Resources (UK) Limited                        United Kingdom
                                Gold Fields Industrial Limited                    United Kingdom
                                    C. Tennant Leasing Limited                    United Kingdom
                                    C. Tennant, Sons & Company Limited            United Kingdom
                                        Tennant Trading Limited                   United Kingdom
                                    Tennant Security Limited                      United Kingdom
                                Gold Fields Mahd Adh Dhahab Limited               United Kingdom
                                Interbronze Limited                               United Kingdom
                            Whitby Potash Limited                                 United Kingdom
                        Energy Group Holdings B.V.                                   Netherlands
                                        6
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                                Energy Group Overseas B.V.                           Netherlands
                        Energy Holdings (No. 3) Limited                           United Kingdom
                            Energy Holdings (No. 4) Limited                       United Kingdom
                                Energy Group Finance plc                          United Kingdom
                                Energy Nominees Limited                           United Kingdom
                                    Rollalong (Overseas) Limited                  United Kindgom
                                Energy Resources Limited                          United Kingdom
                                Energy Holdings (No. 5) Limited                   United Kingdom
                                    Energy Group (Far East) Limited (The)         United Kingdom
                                    Energy Group (North America) Limited (The) United Kingdom
                                    Energy Group Finance Plc                      United Kingdom
                                    Energy Holdings (No. 1) Limited               United Kingdom
                                        Major Insurance Company Limited                 Bermuda
                                    Fonetake Limited                              United Kingdom
                                    Hiketrial Limited                             United Kingdom
                                    TEG (Head Office) Limited                     United Kingdom
                                Alliedhike Limited                                United Kingdom
                                Weber Futair (Development) Limited                United Kingdom
                            Energy Trustees Limited                               United Kingdom
                TXU Eastern Finance (A) Limited                                   United Kingdom
                    TXU Eastern Funding Company (26)                              United Kingdom
                TXU Eastern Finance (B) Limited                                      United Kingdom
            TU Australia Holdings No. 1 Limited                                   United Kingdom
            TU Australia Holdings No. 2 Limited                                   United Kingdom
            TU Australia Holdings (AGP) Pty Ltd                                         Australia
                TU Australia Holdings Limited Partnership                               Australia
                    TU Australia Holdings Pty Ltd                                       Australia
                        Texas Utilities Australia Pty. Ltd.                             Australia
                            Eastern Energy Limited                                      Australia
                                Australian Tree Management Pty. Ltd.                    Australia
                                Eastcoast Gas Pty. Ltd. (27)                            Australia
                                Eastcoast Power Pty. Ltd.                               Australia
                                Eastern Facilities Management Pty. Ltd                  Australia
                            Enetech Pty. Ltd.                                           Australia
                            Global Customer Solutions Pty. Ltd.                         Australia
                            TUA (No. 1) Pty. Ltd.                                       Australia
                            TUA (No. 2) Pty. Ltd.                                       Australia
                            TUA (No. 3) Pty. Ltd.                                       Australia
                            TUA (No. 4) Pty. Ltd.                                       Australia
                            TUA (No. 5) Pty. Ltd.                                       Australia
                            TUA (No. 6) Pty. Ltd.                                       Australia
                                TU Australia (Queensland) Pty. Ltd.                     Australia
                            TUA (No. 7) Pty. Ltd.                                       Australia
                                Western Underground Gas Storage Pty Ltd                 Australia
                                TUA (No. 8) Pty Ltd                                     Australia
                                TUA (No. 9) Pty Ltd                                     Australia
                                    Kinetik Energy Pty Ltd                              Australia
                                    Westar Pty Ltd                                      Australia
                                        7
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        TU Finance (No. 1) Holdings, Inc.                                               Delaware
    TU Finance (No. 2) Holdings, Inc.                                                   Delaware

___________________________

(1)     67% owned by Lufkin-Conroe Telecommunications Corp.
(2)     85% owned by Texas Utilities Integrated Solutions Inc.
(3)     50% owned by Enserch Development Corporation.
(4)     99% owned by EDC Palakkad Power Ltd. and 1% owned by Enserch International Ltd.
(5)     70% owned by EDC Shaoxing Power Ltd.
(6)     40% owned by Enserch Development Corporation.
(7)     51% owned by Electron 4/NW, Inc. and 49% owned by Enserch Development Corporation.
(8)     99% owned by National Pipeline Company and 1% owned by Enserch Development
        Corporation.
(9)     99.99% owned by Enserch de Mexico S.A. de C.V. and .01% owned by Enserch Development
        Corporation.
(10)    99% owned by parent corporation.
(11)    50% owned by ENSERCH Corporation.
(12)    70% owned by Lone Star Gas International, Inc.
(13)    99.99% owned by Servicio de Energia de Mexico, S.A. de C.V. and 0.01% owned by Lone
        Star Gas International, Inc.
(14)    85% owned by TU United Kingdom Holdings, Inc. and 15% owned by TU Finance (No. 1)
        Holdings, Inc.
(15)    90% owned by TXU Eastern Holdings Limited and 10% owned by TU Finance (No. 2)
        Holdings, Inc.
(16)    50% owned by Eastern Group plc.
(17)    75% owned by Eastern Generation Limited.
(18)    83.7% owned by Eastern Group European Investments Limited.
(19)    50% owned by Eastern Group plc.
(20)    50% owned by Eastern Group plc and 50% owned by Hidroelectrica del Cantabrico, S.A.
(21)    50% owned by Eastern Group plc.
(22)    70% owned by Energy Holdings (No. 2) Limited.
(23)    50% owned by Angbur Investment Trust Limited and 50% owned by Gold Fields Mining &
        Industrial Limited.
(24)    80% owned by Energy Holdings (No. 2) Limited and 20% owned by Peabody Resources (UK)
        Limited.
(25)    70% owned by Energy Holdings (No. 2) Limited.
(26)    50% owned by TXU Eastern Finance (A) Limited and 50% owned by TXU Eastern Finance
        (B) Limited.
(27)    50% owned by Eastern Energy Limited.

        Except as noted above, the voting stock of each subsidiary company and their subsidiaries and affiliates is wholly owned (100%) by its parent or a wholly-owned affiliate.
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                                              Affiliates
                                                                        State or County
                                                                        of Incorporation
                                                                        or Organization

American Gas Finance Company, L.L.C. (1)                                       Texas
Enserch SACROC Inc. (2)                                                        Texas
ENS Holdings Limited Partnership (3 )                                                   Texas
FinaStar Partnership (4)                                                       Texas
Lavair Cogeneration Limited Partnership (5)                                  Delaware
Gulf Coast Natural Gas Company (6)                                             Texas
Encogen Hawaii, L.P. (7)                                                      Hawaii
Encogen Northwest L.P. (8)                                                   Delaware
Encogen Four Partners L.P. (9)                                                          Delaware
GTE Mobilnet of South Texas, L.P. (10)                                         Texas
GTE Mobilnet of Texas RSA #11, L.P. (11)                                       Texas
GTE Mobilnet of Texas RSA #17, L.P. (12)                                       Texas
Texas RSA #11B Limited Partnership (13)                                        Texas
Compania Mexicana de Gas S.A. de C.V. (14)                                    Mexico
Gas Automotores, S.A. de C.V. (15)                                            Mexico
Gas Natural de Apodaca, S.A. de C.V. (15)                                     Mexico
Gas Natural de Santa Cantarina, S.A. de C.V. (15)                             Mexico
Metrogas S.A. (16)                                                      Republic of Chile
ICMC Power Consortium, Inc. (17)                                             New York
ESN Holdings Limited (18)                                               United Kingdom
Electralink Limited (19)                                                United Kingdom
Non-Fossil Purchasing Agency Limited (20)                               United Kingdom
Electricity Association Limited (21)                                    United Kingdom
Electricity Pension Trustees Limited (22)                               United Kingdom
UK Data Collection Services Limited (23)                                United Kingdom
Barking Power Limited           (24)                                      United Kingdom
Severomoravska Energetika (25)                                          Czech Republic
Hidroelectrica del Cantabrico, S.A. (26)                                       Spain
Gasmart (27)                                                                 Australia

________________________


(1)     5.27% owned by Lone Star Energy Services, Inc.
(2)     99.65% owned by Enserch Finance II, Inc. and 0.35% owned by ENS Holdings Limited
        Partnership.
(3)     Limited Partnership: ENS Holdings II, Inc. (99%) and ENS Holdings I, Inc. (1%).
(4)     General Partnership:  ENSERCH Corporation (50%).
(5)     Limited Partnership EDC Catskill Cogeneration, Inc. (56.67%) and ENSERCH Corporation
        (43.33%).
(6)     General partnership: General Partner, Enserch Gas Transmission Company (50%).
(7)     Limited Partnership:  Enserch Development Corporation (50%).
(8)     Limited Partnership:  Ensat Northwest Cogeneration Company (99%) and EDC Northwest
        Cogeneration, Inc. (1%).
(9)     Limited Partnership:  EDC Four, Inc. (1%).
(10)    Limited Partnership:  Lufkin-Conroe Telecommunications Corp. (2.34%).
(11)    Limited Partnership:  Lufkin-Conroe Telecommunications Corp. (18%).
(12)    Limited Partnership:  Lufkin-Conroe Telecommunications Corp. (17%).
(13)    Limited Partnership:  Lufkin-Conroe Telecommunications Corp. (18%).
(14)    49% owned by Enserch de Monterrey S.A. de C.V.
(15)    99% owned by Compania Mexicana de Gas S.A. de C.V.
(16)    10% owned by Lone Star Gas Chile S.A. de C.V.
(17)    12.93% owned by Enserch Development Corporation.
(18)    6.97% owned by Eastern Electricity plc.
(19)    9.77% owned by Eastern Electricity plc.
(20)    8.3% owned by Eastern Electricity plc.
(21)    3.88% owned by Eastern Electricity plc.
(22)    5.99% owned by Eastern Electricity plc.
(23)    7.8% owned by Eastern Electricity plc.
(24)    13.5% owned by Eastern Generation Limited.
(25)    16.3% owned by Eastern Group European Investments Limited.
(26)    5% owned by Eastern Group plc.
(27)    33% owned by Westar Pty Ltd.

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